UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9877

CALVERT SOCIAL INDEX SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800
Date of fiscal year end: September 30
Date of reporting period: Twelve months ended September 30, 2014

         Item 1. Report to Stockholders.

[Calvert Social Index Fund Annual Report]

Annual Report September 30, 2014 E-Delivery Sign-Up — Details Inside

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TABLE OF CONTENTS

6	President's Letter
8	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
38	Statement of Operations
39	Statements of Changes in Net Assets
41	Notes to Financial Statements
47	Financial Highlights
52	Explanation of Financial Tables
53	Proxy Voting
53	Availability of Quarterly Portfolio Holdings
54	Director and Officer Information Tables

Barbara Krumsiek President and CEO of Calvert Investments
Dear Calvert Shareholder,
For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.
While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.
Calvert Women’s Principles® (CWP)
December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.
Calvert Global Water Fund
The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water

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Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.
Moving Forward
The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.
Stay Informed in the Months Ahead
Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.
As always, we thank you for investing with Calvert.
Sincerely,
Barbara Krumsiek
President and CEO of Calvert Investments, Inc.
October 2014
For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.
Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1.
Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years. Source: Lipper, a Thomson Reuters company.

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SRI UPDATE from the Calvert Sustainability Research Department
As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.
Shareholder Advocacy
Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments:

•	PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

•	Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

•	Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.
Public Policy Initiatives
Power Forward 2.0
Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.
The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the "10 reasons to be hopeful that we will overcome climate change."
UN Climate Summit
In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

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ESG Integration and Fixed Income
The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.
Conflict Minerals Due Diligence Reporting
Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.
The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.
As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

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PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow Senior Vice President, Chief Investment Officer-Equities
Investment Performance
The Calvert Social Index Fund Class A shares (at NAV) returned 18.65% for the 12-month period ended September 30, 2014. The Fund underperformed its benchmark, the Calvert Social Index (CSI), which gained 19.74% for the period. The difference in returns was primarily the result of fund expenses, which an index does not incur.
The performance of the Fund and CSI was largely in line with that of U.S. large-cap indices, which do not consider environmental, social and governance (ESG) factors. In comparison, the Russell 1000 Index and the S&P 500 Index returned 19.01% and 19.73%, respectively, for the reporting period.
Investment Climate
The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.
For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.
From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Health Care, Information Technology, and Materials were the top performers within the Russell 1000 Index, while the Consumer Discretionary, Energy, and Telecommunication Services sectors lagged.
Accelerating Economic Recovery in the U.S.
A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index (PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it remains on a

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CALVERT SOCIAL INDEX FUND
SEPTEMBER 30, 2014

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	15.2%
Consumer Staples	8.2%
Energy	2.2%
Financials	17.4%
Health Care	16.5%
Industrials	7.6%
Information Technology	27.6%
Materials	1.5%
Short-Term Investments	0.8%
Telecommunication Services	1.9%
Utilities	1.1%
Total	100%

long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates would likely remain low for an extended period, even after the bond-buying program winds down.
Geopolitical Turmoil Intensifies
Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the
Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.
Weak Economic Growth Abroad
Business and consumer confidence in the eurozone continued to fall over the reporting

CALVERT SOCIAL INDEX FUND
SEPTEMBER 30, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 9/30/14	12 MONTHS ENDED 9/30/14
Class A	5.72%	18.65%
Class B	5.21%	17.53%
Class C	5.32%	17.75%
Class I	6.01%	19.39%
Class Y	5.44%	18.51%

Calvert Social Index	6.20%	19.74%

Lipper Multi-Cap Core Funds Average	3.21%	15.34%

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Apple, Inc.		4.5%
Microsoft Corp.		2.9%
Johnson & Johnson		2.2%
Wells Fargo & Co.		1.8%
JP Morgan Chase & Co.		1.7%
The Procter & Gamble Co.		1.7%
Pfizer, Inc.		1.4%
AT&T, Inc.		1.4%
Bank of America Corp.		1.3%
International Business Machines Corp.		1.3%
Total		20.2%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

period. Inflation remained dangerously low with several countries, including Greece, Spain, and Italy, experiencing deflation. The region’s economic woes spread to core euro economies as well, particularly evident in

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France’s stagnating economy. Even Germany’s relatively stable economy showed signs of strain as Germany’s Manufacturing PMI slipped into contraction territory. Although European equities benefited from the European Central Bank's pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived.
Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.
The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.
Portfolio Strategy
Calvert Social Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of CSI as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in CSI and holding them in the same proportion. Variation in the Fund’s total return generally reflects the variation in the total return of the CSI.
Information Technology, Financials, Consumer Discretionary, and Health Care are the largest sectors in CSI, and, as of September 30, 2014, each accounted for more than 10% of the CSI’s total value. Combined, they accounted for almost 80% of CSI’s total value, so the performance of these sectors largely dictates the performance of the CSI.
The largest contributors to investment performance were in the Information Technology, Health Care, and Financials sectors, with each sector producing returns in excess of 17% for the period.

CALVERT SOCIAL INDEX FUND
SEPTEMBER 30, 2014

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(WITH MAX. LOAD)
One Year	13.04%
Five Year	13.96%
Ten Year	6.51%

CLASS B SHARES	(WITH MAX. LOAD)
One Year	12.53%
Five Year	13.80%
Ten Year	5.98%

CLASS C SHARES	(WITH MAX. LOAD)
One Year	16.75%
Five Year	14.00%
Ten Year	6.00%

CLASS I SHARES
One Year	19.39%
Five Year	15.69%
Ten Year	7.60%

CLASS Y SHARES*
One Year	18.51%
Five Year	15.07%
Ten Year	7.04%

* Calvert Social Index Fund first offered Class Y shares on July 13, 2012. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The Information Technology sector was the best performer, returning slightly over 26% as Apple, the largest holding in the Fund and CSI, was up 51% for the period.1 Other leading Information Technology contributors included Google, Microsoft, Intel, and Hewlett-Packard.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A, B, C and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

$24,000
$20,000
$16,000
$12,000
$8,000
9/04
9/05
9/06
9/07
9/08
9/09
9/10
9/11
9/12
9/13
9/14
Calvert Social Index Fund (A Share) - $18,796
Calvert Social Index Fund (B Share) - $17,877
Calvert Social Index Fund (C Share) - $17,915
Calvert Social Index Fund (I Share) - $20,809
Calvert Social Index - $21,805
Lipper Multi-Cap Core Funds Average - $21,102

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.92%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Our largest holding in the biotechnology industry, Gilead Sciences, paced returns with gains of 69% for the period, while Health Care company Johnson and Johnson returned 27%. The Financials sector was up 17.6% for the period, with large banks Wells Fargo, JP Morgan Chase, and Bank of America leading with gains of 29%, 20%, and 24%, respectively. Overall, all sectors in CSI produced positive, double-digit returns, with the worst-performing sector, Consumer Discretionary, still posting an impressive 11.5% return.
Outlook
If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S.home buyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.
In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.
As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive.
We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive by product of China’s economic transition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.
Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.
We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.
Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets.
Calvert Investment Management, Inc.
October 2014
1. Returns reflect the period the holding was in the portfolio.
As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Apple 4.50%, Google 2.47%, Microsoft 2.85%, Intel 1.29%, Hewlett-Packard 0.49%, Gilead Sciences 1.20%, Johnson and Johnson 2.24%, Wells Fargo 1.84%, JP Morgan Chase 1.69%, and Bank of America 1.34%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 4/1/14	ENDING ACCOUNT VALUE 9/30/14	EXPENSES PAID DURING PERIOD* 4/1/14 - 9/30/14
CLASS A
Actual	$1,000.00	$1,057.19	$3.87
Hypothetical	$1,000.00	$1,021.31	$3.80
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,052.06	$9.00
Hypothetical	$1,000.00	$1,016.29	$8.85
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,053.24	$8.14
Hypothetical	$1,000.00	$1,017.14	$8.00
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,060.12	$1.08
Hypothetical	$1,000.00	$1,024.02	$1.07
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,054.44	$4.48
Hypothetical	$1,000.00	$1,020.71	$4.40
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.75%, 1.75%, 1.58%, 0.21%, and 0.87% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Social Index Series, Inc. and Shareholders of Calvert Social Index Fund:
We have audited the accompanying statement of net assets of the Calvert Social Index Fund (the “Fund”), the sole series of Calvert Social Index Series, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Social Index Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 24, 2014

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 17

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

EQUITY SECURITIES - 99.0%	SHARES	VALUE

Aerospace & Defense - 0.2%
B/E Aerospace, Inc.*	2,907	$244,014
DigitalGlobe, Inc.*	1,944	55,404
Exelis, Inc.	5,201	86,025
Hexcel Corp.*	2,664	105,761
Rockwell Collins, Inc.	3,729	292,725
Vectrus, Inc.*	289	5,643
		789,572

Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	4,059	269,193
Expeditors International of Washington, Inc.	5,381	218,361
FedEx Corp.	7,329	1,183,267
United Parcel Service, Inc., Class B	19,407	1,907,514
		3,578,335

Airlines - 0.5%
Alaska Air Group, Inc.	3,726	162,230
Delta Air Lines, Inc.	23,275	841,391
JetBlue Airways Corp.*	6,800	72,216
Southwest Airlines Co.	18,937	639,503
Spirit Airlines, Inc.*	2,013	139,179
		1,854,519

Auto Components - 0.7%
Autoliv, Inc.	2,564	235,683
BorgWarner, Inc.	6,319	332,443
Delphi Automotive plc	8,283	508,079
Gentex Corp.	4,035	108,017
Johnson Controls, Inc.	18,405	809,820
Tenneco, Inc.*	1,688	88,299
TRW Automotive Holdings Corp.*	3,072	311,040
Visteon Corp.*	1,216	118,256
		2,511,637

Automobiles - 0.7%
Ford Motor Co.	107,240	1,586,080
Harley-Davidson, Inc.	6,000	349,200
Tesla Motors, Inc.*	2,653	643,830
		2,579,110

Banks - 8.6%
Associated Banc-Corp.	4,276	74,488
BancorpSouth, Inc.	2,363	47,591
Bank of America Corp.	290,760	4,957,458
Bank of Hawaii Corp.	1,223	69,479
BB&T Corp.	19,873	739,474
BOK Financial Corp.	594	39,489

18 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Banks - Cont'd
CIT Group, Inc.	5,126	$235,591
Citigroup, Inc.	83,666	4,335,572
City National Corp.	1,324	100,187
Comerica, Inc.	4,995	249,051
Commerce Bancshares, Inc.	2,180	97,326
Cullen/Frost Bankers, Inc.	1,514	115,836
East West Bancorp, Inc.	3,964	134,776
Fifth Third Bancorp	23,044	461,341
First Horizon National Corp.	6,549	80,422
First Niagara Financial Group, Inc.	9,796	81,601
First Republic Bank	3,364	166,114
FirstMerit Corp.	4,574	80,502
FNB Corp.	4,809	57,660
Fulton Financial Corp.	5,195	57,561
Hancock Holding Co.	2,264	72,561
Huntington Bancshares, Inc.	22,619	220,083
IBERIABANK Corp.	924	57,759
JPMorgan Chase & Co.	103,960	6,262,550
KeyCorp	24,241	323,133
M&T Bank Corp.	3,646	449,515
Popular, Inc.*	2,862	84,243
PrivateBancorp, Inc.	1,946	58,205
Prosperity Bancshares, Inc.	1,660	94,902
Regions Financial Corp.	38,051	382,032
Signature Bank*	1,392	155,988
SunTrust Banks, Inc.	14,673	558,014
Susquehanna Bancshares, Inc.	5,189	51,890
SVB Financial Group*	1,402	157,150
Synovus Financial Corp.	3,844	90,872
TCF Financial Corp.	4,612	71,624
Texas Capital Bancshares, Inc.*	1,194	68,870
The PNC Financial Services Group, Inc.	14,933	1,277,966
UMB Financial Corp.	1,046	57,059
Umpqua Holdings Corp.	5,168	85,117
US Bancorp	49,752	2,081,126
Valley National Bancorp	5,263	50,999
Webster Financial Corp.	2,496	72,734
Wells Fargo & Co.	131,173	6,803,944
Zions Bancorporation	5,603	162,823
		31,932,678

Beverages - 2.4%
Dr Pepper Snapple Group, Inc.	5,355	344,380
PepsiCo, Inc.	41,572	3,869,938
The Coca-Cola Co.	108,941	4,647,423
		8,861,741

Biotechnology - 3.7%
Alexion Pharmaceuticals, Inc.*	5,462	905,709
Alkermes plc*	4,025	172,552

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 19

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Biotechnology - Cont'd
Alnylam Pharmaceuticals, Inc.*	1,825	$142,531
Amgen, Inc.	21,009	2,950,924
Biogen Idec, Inc.*	6,518	2,156,220
Cepheid*	1,942	85,506
Cubist Pharmaceuticals, Inc.*	2,097	139,115
Gilead Sciences, Inc.*	41,771	4,446,523
Incyte Corp.*	4,241	208,021
Isis Pharmaceuticals, Inc.*	3,271	127,013
Medivation, Inc.*	2,123	209,901
Myriad Genetics, Inc.*	2,067	79,724
Pharmacyclics, Inc.*	1,683	197,635
Regeneron Pharmaceuticals, Inc.*	2,040	735,461
Seattle Genetics, Inc.*	2,763	102,728
United Therapeutics Corp.*	1,304	167,760
Vertex Pharmaceuticals, Inc.*	6,602	741,471
		13,568,794

Building Products - 0.2%
A.O. Smith Corp.	2,088	98,721
Allegion plc	2,656	126,532
Lennox International, Inc.	1,235	94,934
Masco Corp.	9,825	235,014
Owens Corning	3,244	102,997
USG Corp.*	2,478	68,120
		726,318

Capital Markets - 3.2%
Affiliated Managers Group, Inc.*	1,534	307,352
Ameriprise Financial, Inc.	5,172	638,121
Bank of New York Mellon Corp.	31,275	1,211,281
BlackRock, Inc.	3,482	1,143,210
Charles Schwab Corp.	31,712	932,016
E*Trade Financial Corp.*	7,974	180,133
Eaton Vance Corp.	3,285	123,943
Federated Investors, Inc., Class B	2,635	77,364
Financial Engines, Inc.	1,431	48,962
Franklin Resources, Inc.	10,890	594,703
Goldman Sachs Group, Inc.	11,319	2,077,829
Invesco Ltd.	11,942	471,470
Janus Capital Group, Inc.	4,119	59,890
Legg Mason, Inc.	2,815	144,015
LPL Financial Holdings, Inc.	2,134	98,271
Morgan Stanley	42,281	1,461,654
Northern Trust Corp.	6,117	416,139
SEI Investments Co.	3,608	130,465
State Street Corp.	11,701	861,311
Stifel Financial Corp.*	1,821	85,387
T. Rowe Price Group, Inc.	7,262	569,341

20 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Capital Markets - Cont'd
TD Ameritrade Holding Corp.	7,563	$252,377
Waddell & Reed Financial, Inc.	2,332	120,541
		12,005,775

Chemicals - 1.0%
Air Products & Chemicals, Inc.	5,293	689,043
Airgas, Inc.	1,851	204,813
Cabot Corp.	1,783	90,523
Ecolab, Inc.	7,445	854,909
H.B. Fuller Co.	1,388	55,104
International Flavors & Fragrances, Inc.	2,243	215,059
Praxair, Inc.	8,063	1,040,127
Sensient Technologies Corp.	1,333	69,782
Sigma-Aldrich Corp.	3,291	447,609
		3,666,969

Commercial Services & Supplies - 0.2%
Civeo Corp.	2,954	34,296
Covanta Holding Corp.	3,615	76,710
Deluxe Corp.	1,378	76,011
KAR Auction Services, Inc.	3,886	111,256
Pitney Bowes, Inc.	5,601	139,969
RR Donnelley & Sons Co.	5,522	90,892
The ADT Corp.	4,802	170,279
		699,413

Communications Equipment - 2.4%
ARRIS Group, Inc.*	3,635	103,070
Aruba Networks, Inc.*	3,002	64,783
Brocade Communications Systems, Inc.	11,860	128,918
Ciena Corp.*	2,948	49,291
Cisco Systems, Inc.	140,545	3,537,518
F5 Networks, Inc.*	2,045	242,823
Harris Corp.	2,893	192,095
InterDigital, Inc.	1,119	44,559
JDS Uniphase Corp.*	6,369	81,523
Juniper Networks, Inc.	11,080	245,422
Motorola Solutions, Inc.	6,092	385,502
Palo Alto Networks, Inc.*	1,767	173,343
Plantronics, Inc.	1,183	56,524
QUALCOMM, Inc.	46,290	3,461,103
Riverbed Technology, Inc.*	4,408	81,746
Viasat, Inc.*	1,190	65,593
		8,913,813

Construction & Engineering - 0.1%
AECOM Technology Corp.*	2,746	92,678
EMCOR Group, Inc.	1,853	74,046
Quanta Services, Inc.*	5,994	217,522
		384,246

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 21

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Construction Materials - 0.0%
Eagle Materials, Inc.	1,385	$141,035

Consumer Finance - 1.3%
American Express Co.	24,853	2,175,632
Capital One Financial Corp.	15,492	1,264,457
Discover Financial Services	12,763	821,810
Navient Corp.	11,616	205,719
Portfolio Recovery Associates, Inc.*	1,382	72,182
SLM Corp.	11,683	100,006
		4,639,806

Containers & Packaging - 0.4%
AptarGroup, Inc.	1,799	109,199
Avery Dennison Corp.	2,589	115,599
Ball Corp.	3,823	241,881
Bemis Co., Inc.	2,758	104,859
Greif, Inc.	936	41,006
MeadWestvaco Corp.	4,654	190,535
Owens-Illinois, Inc.*	4,548	118,476
Rock-Tenn Co.	3,950	187,941
Sealed Air Corp.	5,856	204,257
Sonoco Products Co.	2,805	110,209
		1,423,962

Distributors - 0.1%
Genuine Parts Co.	4,230	371,013
Pool Corp.	1,217	65,621
		436,634

Diversified Consumer Services - 0.1%
DeVry Education Group, Inc.	1,583	67,768
Graham Holdings Co.	121	84,651
Sotheby's	1,696	60,581
		213,000

Diversified Financial Services - 0.8%
CBOE Holdings, Inc.	2,352	125,891
CME Group, Inc.	8,715	696,808
Intercontinental Exchange, Inc.	3,133	611,092
McGraw Hill Financial, Inc.	7,477	631,433
Moody's Corp.	5,136	485,352
MSCI, Inc.*	3,219	151,357
The NASDAQ OMX Group, Inc.	3,265	138,501
Voya Financial, Inc.	4,361	170,515
		3,010,949

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	143,001	5,039,355
CenturyLink, Inc.	15,727	643,077
Frontier Communications Corp.	27,654	180,027

22 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Diversified Telecommunication Services - Cont'd
Level 3 Communications, Inc.*	4,938	$225,815
tw telecom, Inc.*	3,815	158,742
Windstream Holdings, Inc.	16,593	178,873
		6,425,889

Electric Utilities - 0.2%
Cleco Corp.	1,665	80,170
Hawaiian Electric Industries, Inc.	2,832	75,190
IDACORP, Inc.	1,386	74,303
ITC Holdings Corp.	4,297	153,102
OGE Energy Corp.	5,497	203,994
Portland General Electric Co.	2,160	69,379
		656,138

Electrical Equipment - 0.9%
Acuity Brands, Inc.	1,194	140,546
AMETEK, Inc.	6,790	340,926
Eaton Corp. plc	13,157	833,759
Emerson Electric Co.	19,266	1,205,666
Generac Holdings, Inc.*	1,902	77,107
Hubbell, Inc., Class B	1,500	180,795
Polypore International, Inc.*	1,242	48,326
Regal-Beloit Corp.	1,247	80,120
Rockwell Automation, Inc.	3,809	418,533
		3,325,778

Electronic Equipment & Instruments - 0.9%
Amphenol Corp.	4,328	432,194
Anixter International, Inc.	751	63,715
Arrow Electronics, Inc.*	2,730	151,106
Avnet, Inc.	3,817	158,405
Belden, Inc.	1,194	76,440
Cognex Corp.*	2,400	96,648
Corning, Inc.	35,724	690,902
Dolby Laboratories, Inc.*	1,210	50,566
FEI Co.	1,161	87,563
FLIR Systems, Inc.	3,912	122,602
Ingram Micro, Inc.*	4,295	110,854
IPG Photonics Corp.*	979	67,336
Jabil Circuit, Inc.	5,523	111,399
Knowles Corp.*	2,345	62,142
National Instruments Corp.	2,774	85,800
TE Connectivity Ltd.	11,307	625,164
Tech Data Corp.*	1,055	62,097
Trimble Navigation Ltd.*	7,187	219,203
Vishay Intertechnology, Inc.	3,747	53,545
Zebra Technologies Corp.*	1,403	99,571
		3,427,252

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 23

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Energy Equipment & Services - 0.7%
Bristow Group, Inc.	981	$65,923
Cameron International Corp.*	5,597	371,529
CARBO Ceramics, Inc.	543	32,162
Dresser-Rand Group, Inc.*	2,113	173,815
Dril-Quip, Inc.*	1,104	98,698
Exterran Holdings, Inc.	1,851	82,018
FMC Technologies, Inc.*	6,487	352,309
Helix Energy Solutions Group, Inc.*	2,707	59,716
National Oilwell Varco, Inc.	11,876	903,764
Noble Corp. plc	7,027	156,140
Tidewater, Inc.	1,375	53,666
Unit Corp.*	1,274	74,720
		2,424,460

Food & Staples Retailing - 1.9%
Casey's General Stores, Inc.	1,046	74,998
Costco Wholesale Corp.	12,091	1,515,244
CVS Health Corp.	31,988	2,545,925
Safeway, Inc.	6,357	218,045
Sysco Corp.	16,202	614,866
United Natural Foods, Inc.*	1,372	84,323
Walgreen Co.	24,308	1,440,735
Whole Foods Market, Inc.	9,971	379,995
		6,874,131

Food Products - 1.2%
Campbell Soup Co.	4,939	211,043
Darling Ingredients, Inc.*	4,557	83,484
Flowers Foods, Inc.	5,080	93,269
General Mills, Inc.	16,912	853,210
Hain Celestial Group, Inc.*	1,387	141,959
Ingredion, Inc.	2,056	155,824
Kellogg Co.	7,063	435,081
Keurig Green Mountain, Inc.	3,361	437,367
Kraft Foods Group, Inc.	16,412	925,637
Lancaster Colony Corp.	536	45,710
McCormick & Co., Inc.	3,584	239,770
Post Holdings, Inc.*	1,238	41,077
The Hershey Co.	4,119	393,076
The J. M. Smucker Co.	2,811	278,261
The WhiteWave Foods Co.*	4,809	174,711
TreeHouse Foods, Inc.*	1,165	93,783
		4,603,262

Gas Utilities - 0.2%
AGL Resources, Inc.	3,302	169,525
Atmos Energy Corp.	2,766	131,938
New Jersey Resources Corp.	1,166	58,895
ONE Gas, Inc.	1,435	49,149
Piedmont Natural Gas Co., Inc.	2,163	72,525

24 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Gas Utilities - Cont'd
Questar Corp.	4,836	$107,794
South Jersey Industries, Inc.	914	48,771
Southwest Gas Corp.	1,285	62,425
WGL Holdings, Inc.	1,433	60,358
		761,380

Health Care Equipment & Supplies - 2.3%
Alere, Inc.*	2,158	83,687
Align Technology, Inc.*	2,008	103,774
Baxter International, Inc.	14,959	1,073,608
Becton Dickinson and Co.	5,299	603,079
Covidien plc	12,475	1,079,212
DENTSPLY International, Inc.	3,917	178,615
Edwards Lifesciences Corp.*	2,927	298,993
Hologic, Inc.*	6,627	161,235
IDEXX Laboratories, Inc.*	1,389	163,666
Intuitive Surgical, Inc.*	994	459,049
Medtronic, Inc.	27,051	1,675,810
ResMed, Inc.	3,868	190,576
Sirona Dental Systems, Inc.*	1,530	117,320
St. Jude Medical, Inc.	7,864	472,862
STERIS Corp.	1,643	88,656
Stryker Corp.	8,263	667,237
Teleflex, Inc.	1,142	119,956
The Cooper Co.'s, Inc.	1,332	207,459
Thoratec Corp.*	1,556	41,592
Varian Medical Systems, Inc.*	2,850	228,342
West Pharmaceutical Services, Inc.	1,956	87,551
Zimmer Holdings, Inc.	4,664	468,965
		8,571,244

Health Care Providers & Services - 1.9%
AmerisourceBergen Corp.	5,881	454,601
Brookdale Senior Living, Inc.*	5,030	162,067
Cardinal Health, Inc.	9,302	696,906
Centene Corp.*	1,617	133,742
CIGNA Corp.	7,282	660,405
DaVita HealthCare Partners, Inc.*	4,745	347,049
Express Scripts Holding Co.*	20,580	1,453,565
HCA Holdings, Inc.*	8,357	589,336
Henry Schein, Inc.*	2,342	272,773
Laboratory Corporation of America Holdings*	2,344	238,502
LifePoint Hospitals, Inc.*	1,248	86,349
McKesson Corp.	6,395	1,244,915
Mednax, Inc.*	2,762	151,413
Owens & Minor, Inc.	1,743	57,066
Patterson Co.'s, Inc.	2,389	98,976
Quest Diagnostics, Inc.	3,989	242,052
Team Health Holdings, Inc.*	1,956	113,428

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 25

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Health Care Providers & Services - Cont'd
VCA, Inc.*	2,378	$93,527
WellCare Health Plans, Inc.*	1,213	73,192
		7,169,864

Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc.*	4,679	62,769
athenahealth, Inc.*	1,049	138,143
Cerner Corp.*	8,383	499,375
Medidata Solutions, Inc.*	1,498	66,346
		766,633

Hotels, Restaurants & Leisure - 1.5%
Brinker International, Inc.	1,784	90,609
Chipotle Mexican Grill, Inc.*	856	570,601
Darden Restaurants, Inc.	3,656	188,138
Dunkin' Brands Group, Inc.	2,897	129,844
Jack in the Box, Inc.	1,079	73,577
McDonald's Corp.	27,109	2,570,204
Panera Bread Co.*	709	115,369
Starbucks Corp.	20,751	1,565,870
The Cheesecake Factory, Inc.	1,274	57,967
Vail Resorts, Inc.	1,000	86,760
Wendy's Co.	7,611	62,867
		5,511,806

Household Durables - 0.5%
D.R. Horton, Inc.	9,162	188,004
Garmin Ltd.	3,352	174,270
Harman International Industries, Inc.	1,881	184,413
Leggett & Platt, Inc.	3,789	132,312
Mohawk Industries, Inc.*	1,708	230,273
NVR, Inc.*	109	123,172
PulteGroup, Inc.	9,353	165,174
Tempur Sealy International, Inc.*	1,680	94,366
Tupperware Brands Corp.	1,389	95,897
Whirlpool Corp.	2,154	313,730
		1,701,611

Household Products - 2.6%
Church & Dwight Co., Inc.	3,690	258,891
Colgate-Palmolive Co.	23,706	1,546,105
Kimberly-Clark Corp.	10,327	1,110,876
The Clorox Co.	3,557	341,614
The Procter & Gamble Co.	74,703	6,255,629
		9,513,115

Industrial Conglomerates - 1.2%
3M Co.	17,882	2,533,522
Carlisle Co.'s, Inc.	1,770	142,272
Danaher Corp.	16,843	1,279,731

26 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Industrial Conglomerates - Cont'd
Roper Industries, Inc.	2,765	$404,492
		4,360,017

Insurance - 3.1%
ACE Ltd.	9,261	971,201
Aflac, Inc.	12,505	728,416
Alleghany Corp.*	453	189,422
Allied World Assurance Co. Holdings AG	2,673	98,473
American Financial Group, Inc.	2,067	119,659
Aon plc	8,019	703,026
Arch Capital Group Ltd.*	3,731	204,160
Arthur J. Gallagher & Co.	4,388	199,040
Aspen Insurance Holdings Ltd.	1,808	77,328
Assured Guaranty Ltd.	4,662	103,310
AXIS Capital Holdings Ltd.	2,905	137,494
Brown & Brown, Inc.	3,272	105,195
Cincinnati Financial Corp.	4,063	191,164
CNO Financial Group, Inc.	5,880	99,725
Endurance Specialty Holdings Ltd.	1,233	68,037
Erie Indemnity Co.	683	51,778
Everest Re Group Ltd.	1,255	203,322
First American Financial Corp.	2,956	80,167
FNF Group	7,649	212,183
Genworth Financial, Inc.*	13,709	179,588
Hanover Insurance Group, Inc.	1,216	74,687
HCC Insurance Holdings, Inc.	2,755	133,039
Kemper Corp.	1,382	47,195
Lincoln National Corp.	7,208	386,205
Markel Corp.*	385	244,918
MBIA, Inc.*	3,899	35,793
Mercury General Corp.	1,001	48,859
PartnerRe Ltd.	1,372	150,769
Primerica, Inc.	1,500	72,330
Principal Financial Group, Inc.	7,549	396,096
ProAssurance Corp.	1,609	70,909
Progressive Corp.	14,838	375,105
Protective Life Corp.	2,177	151,105
Prudential Financial, Inc.	12,717	1,118,333
Reinsurance Group of America, Inc.	1,894	151,766
RenaissanceRe Holdings Ltd.	1,119	111,889
StanCorp Financial Group, Inc.	1,207	76,258
The Chubb Corp.	6,635	604,316
The Hartford Financial Services Group, Inc.	12,366	460,633
The Travelers Co.'s, Inc.	9,346	877,963
Torchmark Corp.	3,605	188,794
Unum Group	7,038	241,966
Validus Holdings Ltd.	2,513	98,359
White Mountains Insurance Group Ltd.	169	106,482
Willis Group Holdings plc	4,928	204,019
WR Berkley Corp.	2,817	134,652

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 27

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Insurance - Cont'd
XL Group plc	7,328	$243,070
		11,528,198

Internet & Catalog Retail - 1.8%
Amazon.com, Inc.*	10,480	3,379,171
Expedia, Inc.	2,736	239,728
Liberty Interactive Corp.*	13,058	372,414
Liberty TripAdvisor Holdings, Inc.*	1,911	64,783
Liberty Ventures*	1,913	72,618
Netflix, Inc.*	1,660	748,959
The Priceline Group, Inc.*	1,449	1,678,783
TripAdvisor, Inc.*	3,077	281,299
		6,837,755

Internet Software & Services - 4.8%
Akamai Technologies, Inc.*	4,910	293,618
AOL, Inc.*	2,172	97,631
CoStar Group, Inc.*	892	138,742
eBay, Inc.*	31,206	1,767,196
Equinix, Inc.*	1,465	311,283
Facebook, Inc.*	53,883	4,258,912
Google, Inc.:
Class A*	7,851	4,619,607
Class C*	7,854	4,534,585
j2 Global, Inc.	1,261	62,243
LinkedIn Corp.*	2,856	593,448
Pandora Media, Inc.*	5,029	121,501
Rackspace Hosting, Inc.*	3,278	106,699
Yahoo!, Inc.*	25,578	1,042,304
		17,947,769

IT Services - 4.8%
Accenture plc	17,435	1,417,814
Alliance Data Systems Corp.*	1,531	380,101
Amdocs Ltd.	4,426	203,065
Automatic Data Processing, Inc.	13,273	1,102,721
Broadridge Financial Solutions, Inc.	3,306	137,629
Cognizant Technology Solutions Corp.*	16,796	751,957
Computer Sciences Corp.	4,005	244,906
Convergys Corp.	2,797	49,843
CoreLogic, Inc.*	2,519	68,189
DST Systems, Inc.	844	70,828
Euronet Worldwide, Inc.*	1,386	66,237
Fidelity National Information Services, Inc.	7,882	443,757
Fiserv, Inc.*	6,873	444,236
FleetCor Technologies, Inc.*	2,091	297,173
Gartner, Inc.*	2,457	180,516
Genpact Ltd.*	4,296	70,111
Global Payments, Inc.	1,879	131,305
International Business Machines Corp.	25,603	4,860,217

28 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

IT Services - Cont'd
Iron Mountain, Inc.	4,752	$155,153
Jack Henry & Associates, Inc.	2,273	126,515
MasterCard, Inc.	27,188	2,009,737
MAXIMUS, Inc.	1,856	74,481
Paychex, Inc.	9,015	398,463
Teradata Corp.*	4,281	179,460
Total System Services, Inc.	4,558	141,116
Vantiv, Inc.*	4,138	127,864
VeriFone Systems, Inc.*	3,128	107,541
Visa, Inc.	13,585	2,898,631
Western Union Co.	14,626	234,601
WEX, Inc.*	1,072	118,263
Xerox Corp.	29,957	396,331
		17,888,761

Leisure Products - 0.2%
Hasbro, Inc.	3,167	174,169
Mattel, Inc.	9,325	285,811
Polaris Industries, Inc.	1,674	250,749
		710,729

Life Sciences - Tools & Services - 0.8%
Agilent Technologies, Inc.	9,218	525,242
Bio-Rad Laboratories, Inc.*	566	64,184
Illumina, Inc.*	3,865	633,551
Mettler-Toledo International, Inc.*	797	204,136
Techne Corp.	1,020	95,421
Thermo Fisher Scientific, Inc.	11,023	1,341,499
Waters Corp.*	2,321	230,057
		3,094,090

Machinery - 1.9%
Actuant Corp.	1,900	57,988
AGCO Corp.	2,356	107,104
CLARCOR, Inc.	1,395	87,997
Colfax Corp.*	2,632	149,945
Cummins, Inc.	4,723	623,342
Deere & Co.	9,903	811,947
Donaldson Co., Inc.	3,673	149,234
Dover Corp.	4,598	369,357
Graco, Inc.	1,661	121,220
Harsco Corp.	2,231	47,766
IDEX Corp.	2,212	160,082
Illinois Tool Works, Inc.	10,074	850,447
Lincoln Electric Holdings, Inc.	2,197	151,890
Manitowoc Co., Inc.	3,737	87,633
Nordson Corp.	1,621	123,309
PACCAR, Inc.	9,791	556,863
Pall Corp.	2,947	246,664
Parker-Hannifin Corp.	4,109	469,042

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 29

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Machinery - Cont'd
Pentair plc	5,315	$348,079
Snap-on, Inc.	1,605	194,333
Stanley Black & Decker, Inc.	4,313	382,951
Terex Corp.	3,041	96,613
The Middleby Corp.*	1,584	139,598
The Timken Co.	2,109	89,401
The Toro Co.	1,537	91,036
Valmont Industries, Inc.	723	97,554
WABCO Holdings, Inc.*	1,535	139,608
Woodward, Inc.	1,614	76,859
Xylem, Inc.	5,039	178,834
		7,006,696

Marine - 0.1%
Kirby Corp.*	1,574	185,496

Media - 4.7%
AMC Networks, Inc.*	1,635	95,517
CBS Corp., Class B	13,394	716,579
Charter Communications, Inc.*	2,220	336,041
Comcast Corp.	71,602	3,850,755
DIRECTV*	13,878	1,200,724
Discovery Communications, Inc.*	4,440	167,832
DISH Network Corp.*	5,856	378,180
DreamWorks Animation SKG, Inc.*	1,992	54,322
Gannett Co., Inc.	6,237	185,052
John Wiley & Sons, Inc.	1,298	72,831
Lamar Advertising Co.	2,210	108,841
Liberty Global plc:
Common*	5,932	252,347
Series C*	14,584	598,163
Liberty Media Corp.:
Class A*	2,742	129,368
Class C*	5,497	258,304
Madison Square Garden Co.*	1,657	109,561
Meredith Corp.	1,012	43,314
Morningstar, Inc.	556	37,752
New York Times Co.	3,632	40,751
Omnicom Group, Inc.	6,937	477,682
Regal Entertainment Group	2,203	43,796
Scripps Networks Interactive, Inc.	2,863	223,572
Sinclair Broadcast Group, Inc.	1,998	52,128
Sirius XM Holdings, Inc.*	73,623	256,944
Starz*	2,335	77,242
The Walt Disney Co.	43,666	3,887,584
Time Warner Cable, Inc.	7,709	1,106,164
Time Warner, Inc.	23,603	1,775,182
Time, Inc.*	3,018	70,712
Viacom, Inc., Class B	10,507	808,409
		17,415,649

30 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Metals & Mining - 0.1%
Compass Minerals International, Inc.	926	$78,043
Reliance Steel & Aluminum Co.	2,156	147,471
Worthington Industries, Inc.	1,404	52,257
		277,771

Multiline Retail - 0.8%
Big Lots, Inc.	1,550	66,727
Dillard's, Inc.	715	77,921
Dollar General Corp.*	8,379	512,041
Dollar Tree, Inc.*	5,680	318,478
Family Dollar Stores, Inc.	2,643	204,145
Kohl's Corp.	5,654	345,064
Nordstrom, Inc.	3,935	269,036
Target Corp.	17,487	1,096,085
		2,889,497

Multi-Utilities - 0.4%
Avista Corp.	1,636	49,947
CMS Energy Corp.	7,588	225,060
Consolidated Edison, Inc.	8,084	458,039
Integrys Energy Group, Inc.	2,206	142,993
MDU Resources Group, Inc.	5,359	149,034
NiSource, Inc.	8,707	356,813
Vectren Corp.	2,278	90,892
		1,472,778

Oil, Gas & Consumable Fuels - 1.7%
Cheniere Energy, Inc.*	6,113	489,223
Cimarex Energy Co.	2,412	305,190
Denbury Resources, Inc.	9,754	146,603
Energen Corp.	2,022	146,069
EOG Resources, Inc.	15,127	1,497,876
EQT Corp.	4,186	383,186
Oneok, Inc.	5,747	376,716
Pioneer Natural Resources Co.	3,954	778,819
QEP Resources, Inc.	4,576	140,849
Range Resources Corp.	4,660	315,995
SemGroup Corp.	1,178	98,092
SM Energy Co.	1,864	145,392
Southwestern Energy Co.*	9,771	341,496
Spectra Energy Corp.	18,521	727,134
Teekay Corp.	1,272	84,410
Whiting Petroleum Corp.*	3,295	255,527
World Fuel Services Corp.	1,998	79,760
		6,312,337

Paper & Forest Products - 0.0%
Domtar Corp.	1,793	62,988

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 31

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Personal Products - 0.2%
Avon Products, Inc.	11,998	$151,175
The Estee Lauder Co.'s, Inc.	6,211	464,086
		615,261

Pharmaceuticals - 7.7%
AbbVie, Inc.	44,009	2,541,960
Allergan, Inc.	8,216	1,464,009
Bristol-Myers Squibb Co.	45,760	2,341,997
Eli Lilly & Co.	27,143	1,760,223
Endo International plc*	4,243	289,967
Jazz Pharmaceuticals plc*	1,663	267,011
Johnson & Johnson	77,849	8,297,925
Mallinckrodt plc*	3,125	281,719
Merck & Co., Inc.	79,481	4,711,634
Perrigo Co. plc	3,694	554,802
Pfizer, Inc.	174,973	5,173,952
Salix Pharmaceuticals Ltd.*	1,759	274,826
Theravance, Inc.	2,204	37,666
Zoetis, Inc.	13,849	511,720
		28,509,411

Professional Services - 0.4%
Corporate Executive Board Co.	933	56,045
IHS, Inc.*	1,883	235,733
Manpowergroup, Inc.	2,200	154,220
Nielsen NV	8,400	372,372
Robert Half International, Inc.	3,794	185,906
The Dun & Bradstreet Corp.	1,004	117,940
Towers Watson & Co.	1,942	193,229
Verisk Analytics, Inc.*	4,140	252,085
		1,567,530

Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.	1,253	45,070
Altisource Portfolio Solutions SA*	447	45,058
CBRE Group, Inc.*	7,699	228,968
Forest City Enterprises, Inc.*	4,632	90,602
Howard Hughes Corp.*	995	149,250
Jones Lang LaSalle, Inc.	1,237	156,283
Realogy Holdings Corp.*	4,037	150,176
The St. Joe Co.*	2,549	50,802
		916,209

Road & Rail - 0.4%
Avis Budget Group, Inc.*	2,875	157,809
Con-way, Inc.	1,588	75,430
Genesee & Wyoming, Inc.*	1,405	133,910
Hertz Global Holdings, Inc.*	12,389	314,557
JB Hunt Transport Services, Inc.	2,542	188,235
Kansas City Southern	3,041	368,569

32 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Road & Rail - Cont'd
Landstar System, Inc.	1,231	$88,866
Old Dominion Freight Line, Inc.*	1,878	132,662
Ryder System, Inc.	1,464	131,716
		1,591,754

Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices, Inc.*	17,178	58,577
Altera Corp.	8,533	305,311
Analog Devices, Inc.	8,668	428,979
Applied Materials, Inc.	33,648	727,133
Atmel Corp.*	11,565	93,445
Avago Technologies Ltd.	6,960	605,520
Broadcom Corp.	14,858	600,560
Cavium, Inc.*	1,480	73,600
Fairchild Semiconductor International, Inc.*	3,323	51,606
First Solar, Inc.*	2,078	136,753
Intel Corp.	136,811	4,763,759
KLA-Tencor Corp.	4,567	359,788
Lam Research Corp.	4,477	334,432
Linear Technology Corp.	6,584	292,264
Marvell Technology Group Ltd.	11,653	157,082
Maxim Integrated Products, Inc.	7,814	236,295
Microchip Technology, Inc.	5,537	261,513
Micron Technology, Inc.*	29,629	1,015,090
NVIDIA Corp.	14,262	263,134
ON Semiconductor Corp.*	12,176	108,853
RF Micro Devices, Inc.*	7,977	92,055
Silicon Laboratories, Inc.*	1,116	45,354
Skyworks Solutions, Inc.	5,261	305,401
SunEdison, Inc.*	6,919	130,631
Synaptics, Inc.*	1,015	74,298
Teradyne, Inc.	5,647	109,495
Texas Instruments, Inc.	29,488	1,406,283
Xilinx, Inc.	7,421	314,279
		13,351,490

Software - 4.8%
ACI Worldwide, Inc.*	3,818	71,626
Adobe Systems, Inc.*	13,072	904,452
ANSYS, Inc.*	2,540	192,202
Aspen Technology, Inc.*	2,546	96,035
Autodesk, Inc.*	6,260	344,926
CA, Inc.	8,840	246,990
Cadence Design Systems, Inc.*	8,005	137,766
Citrix Systems, Inc.*	4,541	323,955
Commvault Systems, Inc.*	1,178	59,371
Compuware Corp.	6,076	64,466
Concur Technologies, Inc.*	1,322	167,656
Electronic Arts, Inc.*	8,637	307,564
FactSet Research Systems, Inc.	1,078	131,009

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 33

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Software - Cont'd
Fortinet, Inc.*	3,802	$96,058
Guidewire Software, Inc.*	1,895	84,024
Informatica Corp.*	3,038	104,021
Intuit, Inc.	7,835	686,738
Mentor Graphics Corp.	2,672	54,763
Microsoft Corp.	227,707	10,556,496
NetSuite, Inc.*	967	86,585
Nuance Communications, Inc.*	6,969	107,427
PTC, Inc.*	3,240	119,556
QLIK Technologies, Inc.*	2,490	67,330
Red Hat, Inc.*	5,213	292,710
Rovi Corp.*	2,617	51,673
Salesforce.com, Inc.*	15,896	914,497
ServiceNow, Inc.*	3,583	210,609
SolarWinds, Inc.*	1,812	76,195
Solera Holdings, Inc.	1,893	106,689
Splunk, Inc.*	3,274	181,249
SS&C Technologies Holdings, Inc.*	1,850	81,195
Symantec Corp.	19,061	448,124
Synopsys, Inc.*	4,304	170,847
The Ultimate Software Group, Inc.*	782	110,661
TIBCO Software, Inc.*	4,230	99,955
Tyler Technologies, Inc.*	907	80,179
		17,835,599

Specialty Retail - 3.0%
Advance Auto Parts, Inc.	2,013	262,294
American Eagle Outfitters, Inc.	4,815	69,914
Ascena Retail Group, Inc.*	3,622	48,173
Bed Bath & Beyond, Inc.*	5,573	366,871
Best Buy Co., Inc.	8,017	269,291
CarMax, Inc.*	6,057	281,348
Chico's FAS, Inc.	4,215	62,256
CST Brands, Inc.	2,089	75,100
DSW, Inc.	1,978	59,558
GameStop Corp.	3,113	128,256
GNC Holdings, Inc.	2,496	96,695
L Brands, Inc.	6,778	453,990
Lowe's Co.'s, Inc.	27,256	1,442,387
Lumber Liquidators Holdings, Inc.*	750	43,035
Murphy USA, Inc.*	1,185	62,876
O'Reilly Automotive, Inc.*	2,866	430,932
PetSmart, Inc.	2,739	191,976
Ross Stores, Inc.	5,794	437,910
Sally Beauty Holdings, Inc.*	3,470	94,974
Signet Jewelers Ltd.	2,213	252,083
Staples, Inc.	17,791	215,271
The Buckle, Inc.	775	35,177
The Gap, Inc.	7,573	315,718
The Home Depot, Inc.	37,110	3,404,471

34 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Specialty Retail - Cont'd
The TJX Co.'s, Inc.	19,124	$1,131,567
Tiffany & Co.	3,108	299,331
Tractor Supply Co.	3,805	234,046
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,778	210,106
Williams-Sonoma, Inc.	2,418	160,966
		11,136,572

Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	165,303	16,654,277
Diebold, Inc.	1,784	63,011
EMC Corp.	56,072	1,640,667
Hewlett-Packard Co.	51,548	1,828,408
Lexmark International, Inc.	1,718	73,015
NCR Corp.*	4,633	154,788
NetApp, Inc.	8,824	379,079
SanDisk Corp.	6,203	607,584
Seagate Technology plc	9,013	516,174
Western Digital Corp.	6,074	591,122
		22,508,125

Textiles, Apparel & Luxury Goods - 1.0%
Carter's, Inc.	1,466	113,644
Deckers Outdoor Corp.*	956	92,904
Fossil Group, Inc.*	1,285	120,662
Hanesbrands, Inc.	2,761	296,642
Kate Spade & Co.*	3,504	91,910
Lululemon Athletica, Inc.*	2,893	121,535
Michael Kors Holdings Ltd.*	5,678	405,352
Nike, Inc., Class B	19,394	1,729,945
PVH Corp.	2,276	275,737
Under Armour, Inc.*	4,600	317,860
Wolverine World Wide, Inc.	2,804	70,268
		3,636,459

Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	13,289	129,169
MGIC Investment Corp.*	9,344	72,977
New York Community Bancorp, Inc.	12,217	193,884
Ocwen Financial Corp.*	3,152	82,519
People's United Financial, Inc.	8,581	124,167
Radian Group, Inc.	5,282	75,321
Washington Federal, Inc.	2,755	56,092
		734,129

Trading Companies & Distributors - 0.4%
Air Lease Corp.	2,624	85,280
Applied Industrial Technologies, Inc.	1,150	52,498
Fastenal Co.	7,535	338,322
MRC Global, Inc.*	2,816	65,669
MSC Industrial Direct Co., Inc.	1,411	120,584

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 35

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Trading Companies & Distributors - Cont'd
NOW, Inc.*	2,961	$90,044
United Rentals, Inc.*	2,647	294,082
W.W. Grainger, Inc.	1,680	422,772
Watsco, Inc.	754	64,980
WESCO International, Inc.*	1,227	96,025
		1,630,256

Water Utilities - 0.1%
American Water Works Co., Inc.	4,942	238,353
Aqua America, Inc.	4,895	115,179
		353,532

Wireless Telecommunication Services - 0.1%
SBA Communications Corp.*	3,560	394,804
Telephone & Data Systems, Inc.	2,727	65,339
		460,143

Total Equity Securities (Cost $268,260,949)		366,507,870

TIME DEPOSIT - 0.8%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 10/1/14	$3,139,513	3,139,513

Total Time Deposit (Cost $3,139,513)		3,139,513

TOTAL INVESTMENTS (Cost $271,400,462) - 99.8%		369,647,383
Other assets and liabilities, net - 0.2%		721,806
NET ASSETS - 100%		$370,369,189

See notes to financial statements.

36 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

NET ASSETS CONSIST OF:

Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 11,714,967 shares outstanding	$142,723,952
Class B: 87,556 shares outstanding	594,870
Class C: 1,485,753 shares outstanding	19,904,867
Class I: 6,549,364 shares outstanding	99,280,938
Class Y: 334,265 shares outstanding	651,087
Undistributed net investment income	2,677,030
Accumulated net realized gain (loss)	6,289,524
Net unrealized appreciation (depreciation)	98,246,921

NET ASSETS	$370,369,189

NET ASSET VALUE PER SHARE
Class A (based on net assets of $214,427,158)	$18.30
Class B (based on net assets of $1,521,370)	$17.38
Class C (based on net assets of $25,864,240)	$17.41
Class I (based on net assets of $122,405,001)	$18.69
Class Y (based on net assets of $6,151,420)	$18.40

* Non-income producing security.
Abbreviations:
plc: Public Limited Company
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 37

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

NET INVESTMENT INCOME

Investment Income:
Interest income	$2,457
Dividend income (net of foreign taxes withheld of $901)	5,522,113
Total investment income	5,524,570

Expenses:
Investment advisory fee	504,404
Transfer agency fees and expenses	458,071
Distribution Plan expenses:
Class A	456,088
Class B	16,931
Class C	203,655
Directors' fees and expenses	30,257
Administrative fees	449,395
Accounting fees	45,204
Custodian fees	75,972
Registration fees	63,383
Reports to shareholders	22,822
Professional fees	41,909
Miscellaneous	32,738
Total expenses	2,400,829
Reimbursement from Advisor:
Class A	(195,938)
Class B	(9,417)
Class C	(5,478)
Class I	(143,546)
Class Y	(6,442)
Fees waived	(27,855)
Net expenses	2,012,153

NET INVESTMENT INCOME	3,512,417

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	10,596,254
Change in unrealized appreciation (depreciation)	37,190,286

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	47,786,540

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51,298,957

See notes to financial statements.

38 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013
Operations:
Net investment income	$3,512,417	$2,602,814
Net realized gain (loss)	10,596,254	8,753,449
Change in unrealized appreciation (depreciation)	37,190,286	29,787,618

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,298,957	41,143,881

Distributions to shareholders from:
Net investment income:
Class A shares	(1,407,040)	(1,117,487)
Class B shares	(464)	(3,479)
Class C shares	(18,929)	(21,680)
Class I shares	(988,369)	(643,373)
Class Y shares	(240,614)	(77,419)
Net realized gain:
Class A shares	(3,533,072)	—
Class B shares	(41,431)	—
Class C shares	(390,523)	—
Class I shares	(1,638,432)	—
Class Y shares	(585,244)	—
Total distributions	(8,844,118)	(1,863,438)

Capital share transactions:
Shares sold:
Class A shares	64,584,468	47,024,487
Class B shares	80,757	73,100
Class C shares	9,263,007	4,908,631
Class I shares	59,941,090	21,470,431
Class Y shares	9,661,183	10,205,742
Reinvestment of distributions:
Class A shares	4,659,826	1,023,110
Class B shares	37,877	3,066
Class C shares	288,333	14,823
Class I shares	2,618,195	627,176
Class Y shares	816,481	1,165
Redemption fees:
Class A shares	2,700	83
Class C shares	28	371
Class I shares	89	—
Class Y shares	983	—
Shares redeemed:
Class A shares	(29,439,958)	(18,733,470)
Class B shares	(565,504)	(653,406)
Class C shares	(1,616,151)	(1,860,205)
Class I shares	(19,680,145)	(7,462,580)
Class Y shares	(29,504,755)	(2,847,707)
Total capital share transactions	71,148,504	53,794,817

TOTAL INCREASE (DECREASE) IN NET ASSETS	113,603,343	93,075,260
See notes to financial statements.

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT 39

STATEMENTS OF CHANGES IN NET ASSETS

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2014	YEAR ENDED SEPTEMBER 30, 2013

Beginning of year	$256,765,846	$163,690,586
End of year (including undistributed net investment income of $2,677,030 and $1,820,035, respectively)	$370,369,189	$256,765,846

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	3,710,409	3,254,493
Class B shares	4,909	4,911
Class C shares	559,859	349,358
Class I shares	3,394,603	1,513,414
Class Y shares	560,342	696,045
Reinvestment of distributions:
Class A shares	278,830	78,762
Class B shares	2,401	246
Class C shares	18,237	1,189
Class I shares	153,332	47,549
Class Y shares	48,474	89
Shares redeemed:
Class A shares	(1,693,977)	(1,292,049)
Class B shares	(34,244)	(47,964)
Class C shares	(99,533)	(130,755)
Class I shares	(1,121,992)	(497,802)
Class Y shares	(1,724,813)	(194,494)
Total capital share activity	4,056,837	3,782,992

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Social Index Fund (the "Fund"), the sole series of Calvert Social Index Series, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors ("the Board") to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the "Procedures") to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the "Advisor" or "Calvert") and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure

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hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term instruments of sufficient credit quality with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the

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value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities *	$366,507,870	—	—	$366,507,870
Other debt obligations	—	$3,139,513	—	3,139,513
TOTAL	$366,507,870	$3,139,513	—	$369,647,383

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange

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on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the "Advisor") is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .15% (.20% prior to January 1, 2014) of the Fund’s average daily net assets. Under the terms of the agreement, $45,607 was payable at year end. For the year ended September 30, 2014, the Advisor voluntarily waived $27,855 of its fee.
The Advisor has contractually agreed to limit net annual fund operating expenses for Class A, B, C, and Y through January 31, 2015 and for Class I through January 31, 2016. The contractual expense caps are .75%, 1.75%, 1.75%, .21%, and .60% for Class A, B, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At year end, $74,840 was receivable from the Advisor.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% (.20% prior to January 1, 2014) for Classes A, B, C, and Y shares and .10% for Class I shares based on

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their average daily net assets. Under the terms of the agreement, $40,578 was payable at year end.
Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of Class A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25%, 1.00%, and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I and Class Y do not have Distribution Plan expenses. Under the terms of the agreement, $66,357 was payable at year end.
CID received $117,873 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2014.
Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $29,291 for the year ended September 30, 2014. Under the terms of the agreement, $2,837 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $91,008,964 and $25,408,198, respectively.
The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$2,655,347	$1,863,438
Long-term capital gain	6,188,771	—
Total	$8,844,118	$1,863,438
As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$96,471,047
Unrealized (depreciation)	(2,411,756)
Net unrealized appreciation/(depreciation)	$94,059,291

Undistributed ordinary income	$2,954,538
Undistributed long-term capital gain	$10,199,646

Federal income tax cost of investments	$275,588,092

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014 borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$47,731	1.34%	$6,179,782	April 2014
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2014, the Fund considers 100% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $6,188,771 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012 (z)
Net asset value, beginning	$15.90	$13.27	$10.35
Income from investment operations:
Net investment income	.18	.17	.13
Net realized and unrealized gain (loss)	2.73	2.61	2.89
Total from investment operations	2.91	2.78	3.02
Distributions from:
Net investment income	(.14)	(.15)	(.10)
Net realized gain	(.37)	—	—
Total distributions	(.51)	(.15)	(.10)
Total increase (decrease) in net asset value	2.40	2.63	2.92
Net asset value, ending	$18.30	$15.90	$13.27

Total return*	18.65%	21.16%	29.36%
Ratios to average net assets:A
Net investment income	1.02%	1.15%	1.03%
Total expenses	.87%	1.02%	1.11%
Expenses before offsets	.75%	.75%	.75%
Net expenses	.75%	.75%	.75%
Portfolio turnover	8%	14%	7%
Net assets, ending (in thousands)	$214,427	$149,738	$97,904

	YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$10.48	$9.70
Income from investment operations:
Net investment income	.09	.08
Net realized and unrealized gain (loss)	(.14)	.80
Total from investment operations	(.05)	.88
Distributions from:
Net investment income	(.08)	(.10)
Net realized gain	—	—
Total distributions	(.08)	(.10)
Total increase (decrease) in net asset value	(.13)	.78
Net asset value, ending	$10.35	$10.48

Total return*	(.57%)	9.06%
Ratios to average net assets:A
Net investment income	.81%	.77%
Total expenses	.99%	1.06%
Expenses before offsets	.75%	.75%
Net expenses	.75%	.75%
Portfolio turnover	8%	10%
Net assets, ending (in thousands)	$71,741	$71,952
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
CLASS B SHARES	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012 (z)
Net asset value, beginning	$15.14	$12.65	$9.87
Income from investment operations:
Net investment income	**	.03	—
Net realized and unrealized gain (loss)	2.61	2.48	2.78
Total from investment operations	2.61	2.51	2.78
Distributions from:
Net investment income	**	(.02)	—
Net realized gain	(.37)	—	—
Total distributions	(.37)	(.02)	—
Total increase (decrease) in net asset value	2.24	2.49	2.78
Net asset value, ending	$17.38	$15.14	$12.65

Total return*	17.53%	19.92%	28.17%
Ratios to average net assets:A
Net investment income	.02%	.20%	.04%
Total expenses	2.32%	2.46%	2.38%
Expenses before offsets	1.75%	1.75%	1.75%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	8%	14%	7%
Net assets, ending (in thousands)	$1,521	$1,733	$1,989

	YEARS ENDED
CLASS B SHARES	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$10.03	$9.30
Income from investment operations:
Net investment income (loss)	(.02)	(.06)
Net realized and unrealized gain (loss)	(.14)	.80
Total from investment operations	(.16)	.74
Distributions from:
Net investment income	—	(.01)
Net realized gain	—	—
Total distributions	—	(.01)
Total increase (decrease) in net asset value	(.16)	.73
Net asset value, ending	$9.87	$10.03

Total return*	(1.60%)	7.94%
Ratios to average net assets:A
Net investment income (loss)	(.19%)	(.23%)
Total expenses	2.31%	2.30%
Expenses before offsets	1.75%	1.75%
Net expenses	1.75%	1.75%
Portfolio turnover	8%	10%
Net assets, ending (in thousands)	$2,324	$2,956
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012 (z)
Net asset value, beginning	$15.15	$12.65	$9.87
Income from investment operations:
Net investment income	.03	.03	.01
Net realized and unrealized gain (loss)	2.62	2.50	2.77
Total from investment operations	2.65	2.53	2.78
Distributions from:
Net investment income	(.02)	(.03)	—
Net realized gain	(.37)	—	—
Total distributions	(.39)	(.03)	—
Total increase (decrease) in net asset value	2.26	2.50	2.78
Net asset value, ending	$17.41	$15.15	$12.65

Total return*	17.75%	20.02%	28.17%
Ratios to average net assets:A
Net investment income	.19%	.25%	.04%
Total expenses	1.61%	1.77%	1.89%
Expenses before offsets	1.57%	1.65%	1.74%
Net expenses	1.57%	1.65%	1.74%
Portfolio turnover	8%	14%	7%
Net assets, ending (in thousands)	$25,864	$15,259	$9,958

	YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$10.03	$9.29
Income from investment operations:
Net investment income (loss)	(.02)	(.02)
Net realized and unrealized gain (loss)	(.14)	.77
Total from investment operations	(.16)	.75
Distributions from:
Net investment income	—	(.01)
Net realized gain	—	—
Total distributions	—	(.01)
Total increase (decrease) in net asset value	(.16)	.74
Net asset value, ending	$9.87	$10.03

Total return*	(1.60%)	8.04%
Ratios to average net assets:A
Net investment income (loss)	(.19%)	(.23%)
Total expenses	1.95%	2.06%
Expenses before offsets	1.75%	1.75%
Net expenses	1.75%	1.75%
Portfolio turnover	8%	10%
Net assets, ending (in thousands)	$6,098	$6,139
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
CLASS I SHARES	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012 (z)
Net asset value, beginning	$16.20	$13.48	$10.52
Income from investment operations:
Net investment income	.27	.25	.19
Net realized and unrealized gain (loss)	2.81	2.64	2.95
Total from investment operations	3.08	2.89	3.14
Distributions from:
Net investment income	(.22)	(.17)	(.18)
Net realized gain	(.37)	—	—
Total distributions	(.59)	(.17)	(.18)
Total increase (decrease) in net asset value	2.49	2.72	2.96
Net asset value, ending	$18.69	$16.20	$13.48

Total return*	19.39%	21.76%	30.11%
Ratios to average net assets:A
Net investment income	1.56%	1.70%	1.57%
Total expenses	.37%	.46%	.51%
Expenses before offsets	.21%	.21%	.21%
Net expenses	.21%	.21%	.21%
Portfolio turnover	8%	14%	7%
Net assets, ending (in thousands)	$122,405	$66,818	$41,249

	YEARS ENDED
CLASS I SHARES	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$10.65	$9.85
Income from investment operations:
Net investment income	.16	.13
Net realized and unrealized gain (loss)	(.15)	.81
Total from investment operations	.01	.94
Distributions from:
Net investment income	(.14)	(.14)
Net realized gain	—	—
Total distributions	(.14)	(.14)
Total increase (decrease) in net asset value	(.13)	.80
Net asset value, ending	$10.52	$10.65

Total return*	(.06%)	9.62%
Ratios to average net assets:A
Net investment income	1.35%	1.32%
Total expenses	.52%	.55%
Expenses before offsets	.21%	.21%
Net expenses	.21%	.21%
Portfolio turnover	8%	10%
Net assets, ending (in thousands)	$26,741	$29,055
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012 (z)#
Net asset value, beginning	$16.01	$13.27	$12.42
Income from investment operations:
Net investment income	.21	.19	.03
Net realized and unrealized gain (loss)	2.70	2.63	.82
Total from investment operations	2.91	2.82	.85
Distributions from:
Net investment income	(.15)	(.08)	—
Net realized gain	(.37)	—	—
Total distributions	(.52)	(.08)	—
Total increase (decrease) in net asset value	2.39	2.74	.85
Net asset value, ending	$18.40	$16.01	$13.27

Total return*	18.51%	21.34%	6.84%
Ratios to average net assets:A
Net investment income	1.14%	1.29%	1.16%	(a)
Total expenses	.65%	.72%	.86%	(a)
Expenses before offsets	.60%	.60%	.60%	(a)
Net expenses	.60%	.60%	.60%	(a)
Portfolio turnover	8%	14%	7%
Net assets, ending (in thousands)	$6,151	$23,218	$12,589

A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.

(z)	Per share figures are calculated using the Average Shares Method.

*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.

**	Less than $0.01 per share.

#	From July 13, 2012 inception.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

52 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT (UNAUDITED)

STATEMENT OF CHANGES NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT (UNAUDITED) 53

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
Rebecca L. Adamson Age: 65	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	16	• Bay & Paul Foundation
Richard L. Baird, Jr. Age: 66	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	Former President and CEO of Adagio Health, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs (retired 8/14).	24	• None
John G. Guffey, Jr. Age: 66	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Calvert Social Investment Foundation
Miles Douglas Harper, III Age: 51	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Carr, Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr, Riggs & Ingram, LLC), 1999-2013.	16	Bridgeway Funds (14)
Joy V. Jones Age: 64	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney	16	• Director, Conduit Street Restaurants Limited • Director, Palm Management Corporation

54 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
Terrence J. Mollner, Ed.D. Age: 69	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	16	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc.
Sydney Amara Morris Age: 65	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	16	• None
INTERESTED TRUSTEES/DIRECTORS
Barbara J. Krumsiek* Age: 62	Director & President Trustee & President Director & President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	40	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (through 4/29/12) • Griffin Realty, LLC.
D. Wayne Silby, Esq.* Age: 66	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24	• Ameritas Mutual Holding Company • Calvert Social Investment Foundation • Studio School Fund • Syntao.com China (HK) • The Ice Organization • Impact Assets, Inc.

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT (UNAUDITED) 55

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
Karen Becker Age: 61	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds.
Susan Walker Bender, Esq. Age: 55	Assistant Vice President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
Thomas Dailey Age: 50	Vice President	2004	Vice President of Calvert Investment Management, Inc. and lead portfolio manager of Calvert’s tax-exempt funds.
Matthew Duch Age: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
Ivy Wafford Duke, Esq. Age: 46	Assistant Vice President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact
Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

Robert J. Enderson, CFA Age: 56	Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
Patrick Faul Age: 49	Vice President	2009	Vice President of and Head of Credit Research for Calvert Investment Management, Inc.
Traci L. Goldt Age: 41	Assistant Secretary	2004	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc (prior to 2011).
Hui Ping Ho, CPA Age: 49	Assistant Treasurer	2000	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
Vishal Khanduja Age: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager Ð Global Rates and Currency Team (2009-2012).

Lancelot A. King, Esq. Age: 44	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

56 www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
Augusto Divo Macedo, Esq. Age: 51	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
Andrew K. Niebler, Esq. Age: 47	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
Catherine P. Roy Age: 58	Vice President	2004	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer Ð Fixed Income.
William M. Tartikoff, Esq. Age: 67	Vice President & Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
Natalie Trunow Age: 46	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
Michael V. Yuhas Jr., CPA Age: 53	Assistant Treasurer & Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.
Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT SOCIAL INDEX FUND ANNUAL REPORT (UNAUDITED) 57

Protecting Your Privacy
Your relationship with us is important.
Please take time to review this statement about our privacy policies with existing and former customers. We do not disclose any non-public personal information about our customers to anyone, except as permitted by law.

Your privacy is a top priority.
You have shared personal and financial information with us:

•	information we receive from you on applications or other forms, such as your name, address, social security number, assets and income; and

•	information about your transactions with us, our affiliates or others, such as your account balance, payment history and parties to transactions.
We use this information to provide our products and services to you, and to assist you in achieving your financial goals. We promise to protect the security, privacy and use of your personal and financial information, including account and transaction details.
Your information is shared only in limited ways and for specific purposes.
We do not currently share your information with affiliates in the Calvert and the Ameritas Companies; however, we reserve the right to do so. Also, we may disclose information we collect to companies that perform administrative or marketing services on our behalf, such as transfer agents, or printers and mailers that assist us in the distribution of materials, or others as permitted by law, in order to:

•	provide you with faster, more comprehensive service, and

•	implement security measures and fight fraud for your continued -protection.
Calvert does not give or sell information about you or your accounts to any other company, individual or group. However, governmental agencies, regulatory authorities and other entities may have access to such information if permitted by law.
The products and services you use are delivered in a secure environment.
Whether you use automated telephone capabilities or the Internet, you can feel confident that we employ security measures that are appropriate to each technology. For more information on Internet-specific privacy and security measures, please visit our Web site at www.calvert.com.
Keeping your personal information accurate and current is a vital concern.
We strive to keep your personal and financial information accurate. If you believe that our records are incorrect or out of date, please notify us by contacting Client Services at 800.368.2745 and we will make any necessary corrections.
Employee access to your information is limited.
Our employees have limited access to shareholder information based on their job function. This enables them to assist you in completing transactions, obtaining additional information about our products and resolving any problems that might arise. All employees are instructed to use the strict standards of care outlined in Calvert’s confidentiality rules.

Employees who do not conform to Calvert’s confidentiality rules are subject to disciplinary actions that may include dismissal.
Your privacy preferences will be respected.
Since your financial needs change and our financial products are continually developing, we may contact you to determine if we can be of additional service to you. Most of our shareholders appreciate hearing about our new offerings and choose to continue to do so. If you have additional questions about these policies, please call Client Services at 800.368.2745.
This notice is subject to change.
Created on 02-05-01
Revised 2-16-10
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.

[Not part of certified shareholder report]

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT SOCIAL INDEX FUND	CALVERT'S FAMILY OF FUNDS
Municipal Funds Tax-Free Bond Fund
Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$18,372	0%	$17,435	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$3,030	0%	$2,920	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$21,402	0%	$20,355	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
$28,146	0%*	$292,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INDEX SERIES, INC.

By:     /s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: November 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: November 24, 2014

/s/ Robert J. Enderson
    Robert J. Enderson
Assistant Treasurer -- Principal Financial Officer

Date: November 24, 2014